Prospectus Supplement
John Hancock Investment Trust
John Hancock Fundamental Equity Income Fund (the fund)
Supplement dated June 16, 2025 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
As of June 12, 2025 (the Effective Date), Emory W. Sanders, Jr., CFA no longer serves as a portfolio manager of the fund. As of the Effective Date, Michael J. Mattioli, CFA, Nicholas P. Renart and Jonathan T. White, CFA will continue to serve as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of the Effective Date, all references to Mr. Sanders were removed from the Summary Prospectus.
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
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